UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 22, 2019

Salisbury Bancorp, Inc.

(Exact name of registrant as specified in its charter)

Connecticut (State of other jurisdiction of incorporation)	000-24751 (Commission File Number)	06-1514263 (IRS Employer Identification No.)

5 Bissell Street, Lakeville, Connecticut (Address of principal executive offices)	06039 (Zip Code)

Registrant’s telephone number, including area code: (860) 435-9801

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Section 5- Corporate Governance and Management
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 25, 2019, Salisbury Bancorp, Inc. (the “Company”) announced the appointment of Amy D. Raymond as Executive Vice President, Chief Retail Banking Officer, CRA Officer of the Company’s subsidiary, Salisbury Bank and Trust Company (the “Bank”) effective February 22, 2019. Ms. Raymond, age 47, has served as Senior Vice President, Retail Lending and Commercial Operations, CRA Officer of the Bank since April of 2015. Prior to that time, Ms. Raymond served as Senior Vice President, Retail Lending and CRA Officer from May of 2014 to April of 2015 and prior to that as Vice President, Mortgage Origination from May of 2007 to May of 2014.

In addition, the Company announced the appointment of Elizabeth A. Summerville as Executive Vice President, Chief Retail and Loan Operations Officer of the Bank effective February 22, 2019. Ms. Summerville, age 59, has served as Executive Vice President and Chief Retail Officer since May of 2014. Prior to that, Ms. Summerville served as Senior Vice President, Retail Banking from January of 2007 to May of 2014.

Section 8- Other Events

Item 8.01	Other Events

On February 25, 2019, the Company issued a press release related to the appointment of Amy D. Raymond as Executive Vice President, Chief Retail Banking Officer, CRA Officer of Salisbury Bank and Trust Company and the appointment of Elizabeth A. Summerville as Executive Vice President, Chief Retail and Loan Operations Officer of Salisbury Bank and Trust Company. A copy of such press release is attached hereto as Exhibit 99.1.

Section 9- Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(a)	Not Applicable.

(b)	Not Applicable.

(c)	Not Applicable.

(d)	Exhibits.

	99.1	Press Release dated February 25, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Salisbury Bancorp, Inc.

Date: February 25, 2019	By:	/s/ Richard J. Cantele, Jr. Richard J. Cantele, Jr. President and Chief Executive Officer